Exhibit 99

Security Bank

Corporation

Southeast Super-Community Bank Conference

February 9, 2005

Forward-Looking Information

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Security Bank Corporation. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Security Bank Corporation’s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Security Bank Corporation’s operating results in documents filed by Security Bank Corporation with the Securities and Exchange Commission, including the Form S-3 Registration Statement, the Annual report on Form 10-K and other required filings. Security Bank Corporation assumes no duty to update the forward-looking statements made in this presentation.

NASDAQ: SBKC

Presentation Outline

SBKC Overview Financial Highlights Growth Opportunities SBKC Stock Highlights

NASDAQ: SBKC

Company Overview

Atlanta

Columbus

gomery

Georgia

Savannah

Jacksonville

South Caroli

Florida

I16

I20

I285

I575

I985

I85

I385

I26

I77

I52

I95

I10

I75

I185

I20

SBKC Bank Branch

Fairfield Office

SouthBank

Headquartered in Macon, Georgia Total assets at 12/31/04—$1.06 billion Market cap. at 2/1/05—$237 million Recently announced acquisition of SouthBank in metro Atlanta 4 subsidiaries with 21 offices:

Security Bank of Bibb County – 8 banking locations, $429 million in deposits and 16.8% market share(1); one banking location in Glynn County

Security Bank of Jones County – 1 banking location, $200 million in deposits and 72.0% market share(1)

Security Bank of Houston County – 5 banking locations, $164 million in deposits and 16.8% market share(1)

Fairfield Financial Services, Inc. – Interim Lending Division with $188 million in outstanding loans and $491 million in managed commitments throughout Georgia, Tennessee, North and South Carolina and Northeastern Florida(2). Also includes traditional residential mortgage origination division.

Notes:

(1) Deposit totals and market share data based on SNL Financial market share data as of 6/30/04 (2) As of December 31, 2004

NASDAQ: SBKC

Company Overview – Operating Strategy

Strong performance culture

Option vesting tied to 12% - 15% EPS growth

Decentralized customer decision-making

Truly empowered local management

Autonomous loan committees, tailored loan policy

Separate board and charter in each market

Security Bank of Bibb Co., Houston Co. and Jones Co.

Centralized back office support

Data processing, marketing, finance and credit administration

Strong risk management emphasis – credit and ALCO

Strong track record of organic growth and successful growth via acquisitions

Organic growth (1999 – 2004) – Loans 28%, Deposits 22%

Acquisitions—Crossroads Bank (1998), Fairfield Financial (2000) and Bank of Gray (2003)

NASDAQ: SBKC

Company Overview – Credit Philosophy

We lend cash, we want cash back

Stringent analysis and underwriting standards Effective approval structures aimed at quality and responsiveness Robust credit monitoring processes

Individual credits Portfolio level monitoring

Sophisticated and thorough problem

identification and mitigation routines Stay vigilant and humble

NASDAQ: SBKC

Financial Highlights

Superior Eps Growth Driven By Outstanding Loan Growth…

EPS Growth

$2.50 $2.00 $1.50 $1.00

$0.50

2000 2001 2002 2003 2004

CAGR 27% $1.03 $1.29 $1.52 $1.92 $2.15

Total Period-End Loans ($millions) $900 $800 $700 $600 $500 $400 $300 $200

2000 2001 2002 2003 2004 $318 $419 $474 $569 $707

= Acquired loan growth

Organic Loan Growth

CAGR 28%

NASDAQ: SBKC

Financial Highlights (cont’d)

…While Maintaining Asset Quality

and Margins

NCO’s/Avg. Loans

0.50% 0.40% 0.30% 0.20% 0.10% 0.00%

2000 2001 2002 2003 2004

SBKC

Peer Group (1)

0.28%

0.38%

0.46%

0.43%

0.35%

0.25% 0.23%

0.28% 0.32%

0.17%

Net Interest Margin (%)

5.00

% 4.80% 4.60% 4.40% 4.20% 4.00% 3.80% 3.60%

2000 2001 2002 2003 2004

4.77%

4.78%

4.64%

4.38%

4.40% 4.45%

4.24% 4.22%

4.24%

4.04%

SBKC

Peer Group (1)

(1) Source: SNL DataSource Peer Group of S.E. Banks $1BB-$1.5BB in Assets

NASDAQ: SBKC

Financial Highlights – Loan Portfolio (12/31/04)

Total Portfolio Composition (1)

Ag/All Other 3%

Consumer 4%

C&I 10%

1-4 Family 14%

Home Equity 2%

Comm. R/E

26%

Const./A&D

40%

% of Construction / A&D

Portfolio

Resid. Spec.

12%

Comm. Spec.

14%

Resid. Non-Spec.

16%

Non-Spec. = 74% of Const./A&D

Comm. Non-Spec.

58%

(1) % of Total loans outstanding at 12/31/04 of $846 million. Excludes mortgages held for resale.

NASDAQ: SBKC

Financial Highlights – Deposits (12/31/04)

Solid Transaction Account Base

(Wholesale/Brokered CD’s used to match fund A&D activity)

Deposit Base—All Sources

NIB DDA

14%

NOW 12%

MMDA

9%

Savings 2%

CD’s 63%

Deposit Base - Excl. Wholesale/Brokered

CD’s 47%

Savings 3%

MMDA

13%

NO

W 17%

NIB DDA

20%

Cost of Interest Bearing Transaction Accounts – 4Q04 = 0.87%

NASDAQ: SBKC

Financial Highlights – Interest Rate Risk

Moderately asset sensitive

Approximately 60% of loans reprice within 1 year Margin expected to expand 5-10 b.p. in ‘05

Bond portfolio

10.5% of assets at 12/31/04

Relatively short duration – 2.0 years; little extension risk Focus is on liquidity, not earnings enhancement

Flattening curve – muted impact

Small bond portfolio

Short loan/investment duration Continued strong loan demand

NASDAQ: SBKC

Growth Opportunities – Competitive Dynamics

- SBKC has #1 market share in core market of Bibb, Houston, Jones counties
- But SBKC markets still dominated by large bank competitors…

COUNTY: Bibb, GA

2004 Rank	Institution	2004 Total Deposits in Market ($000)	2004 Total Market Share (%)
1	BB&T Corp. (NC)	642,273	25.06
2	SunTrust Banks Inc. (GA)	442,834	17.28
3	**Security Bank Corp. (GA)**	**429,263**	**16.75**
4	Bank of America Corp. (NC)	362,608	14.15
5	Wachovia Corp. (NC)	180,329	7.04
	Totals	2,562,452	100

COUNTY: Houston, GA

2004 Rank	Institution	2004 Total Deposits in Market ($000)	2004 Total Market Share (%)
1	Synovus Financial Corp. (GA)	323,871	33.27
2	**Security Bank Corp. (GA)**	**163,857**	**16.83**
3	Bank of America Corp. (NC)	119,953	12.32
4	Persons Banking Co. Inc. (GA)	94,955	9.75
5	SunTrust Banks Inc. (GA)	87,133	8.95
6	Wachovia Corp. (NC)	72,429	7.44
	Totals	973,583	100

COUNTY: Jones, GA

2004 Rank	Institution	2004 Total Deposits in Market ($000)	2004 Total Market Share (%)
1	Security Bank Corp. (GA)	200,180	72.18
2	Piedmont Community Bk (GA)	38,834	14.00
3	Magnolia Bankshares Inc. (GA)	25,655	9.25
4	Exchange Bankshares Inc. (GA)	7,538	2.72
5	Jones County Bank (GA)	5,138	1.85
	Totals	277,345	100

COUNTY: Glynn, GA

2004 Rank	Institution	2004 Total Deposits in Market ($000)	2004 Total Market Share (%)
1	SunTrust Banks Inc. (GA)	250,626	22.05
2	Synovus Financial Corp. (GA)	233,055	20.50
3	United Community Banks Inc. (GA)	184,579	16.24
4	Bank of America Corp. (NC)	136,564	12.01
10	**Security Bank Corp. (GA)**	**7,706**	**0.68**
	Totals	1,136,664	100

Pending ownership including banks and thrifts
Deposit data as of June 30, 2004

NASDAQ: SBKC
12
Security Bank Corporation

Growth Opportunities – Loan Growth

Dual advantage in core banking franchise:

Markets dominated by large-bank competition

Innovation and response advantage Decentralized credit approval process

Many customers are too large for community

banks

Balanced loan growth across markets (1)

Market Loan O/S 12/04 ‘04 $Growth ‘04 % Growth

Bibb Co. $225.8 $27.2 13%

Houston Co. $146.1 $26.6 22%

Jones Co. $164.6 $18.1 12%

Glynn Co. $47.0 $32.6 228%

(1) Excludes intercompany participations

NASDAQ: SBKC

Growth Opportunities – Loan Growth (cont’d)

Fairfield Interim Division—Deep A&D lending relationships in high growth markets $188 million outstanding at 12/31/04; $491 million in managed commitments, $346 million in net commitments $35 million of growth in 2004 (+23%) Business is referral-based; no marketing/advertising Geographic diversification:

Net Commitments

Region ($millions) (1) % of Total (2)

Coastal Georgia $61.2 17.7%

Metro Atlanta $116.9 33.7%

North Florida $125.1 36.1%

All Other $43.3 12.5%

Totals $346.5 100.0%

(1) Net Commitments excludes participated commitments. (2) % of Total Fairfield Interim Division net commitments

NASDAQ: SBKC

Growth Opportunities – Expansion

Disciplined acquisition strategy

High growth markets along Interstate corridors Financially disciplined

Accretive within 1 year and TBV dilution recovered within 2 to 5 years

Track record of acquisition successes

Value proposition – pay a fair price, retain board and management, equip and empower management to take advantage of market opportunities Formula has worked- Shareholders in 3 previous acquisitions –80% to 130% improvement in share value Bank of Gray acquisition – May 2003

2004 – Excluding purchase adjustments, increased earnings almost $1 million or 28% over 2003 Introduced vastly expanded retail product set in market Improved margin in very liability sensitive bank by 100 b.p.

NASDAQ: SBKC

Growth Opportunities – Expansion (cont’d)

De novo branching

Successful de novo branching into Ga. coast in 2003 – monthly breakeven in 18 months Houston Co. branch in high growth corridor opened in September 2004 Additional branch in Glynn Co. slated to open in 2nd quarter of 2005 Consider additional de novo branching opportunities as market entry vehicle. Keys are:

Finding the right market leader

Right combination of excellent market demographics and relatively low competitive saturation Monthly breakeven goal of 12 – 18 months

NASDAQ: SBKC

Growth Opportunities – Expansion (cont’d)

SouthBank acquisition $113 million asset bank headquartered in high growth Cherokee Co.

LPO’s in Forsyth and Paulding Counties

Expected to close 2nd quarter of 2005

Financial metrics:

Price of $32 million or 2.3X TBV

70% stock/30% cash SBKC Bank

Branch

$0.02 dilutive in 2005 SouthBank 2% accretive in 2006 Expected TBV dilution payback – approx. 5 years

Atlanta

Columbus

gomery

Georgia

Savannah

Jacksonville

Florida

Macon

I16

I20

I285

I575

I85

I85

I385

I26

I77

I52

I95

I10

I75

I185

I20

NASDAQ: SBKC

Growth Opportunities – Expansion (cont’d)

SouthBank acquisition

Dramatically alters SBKC demographic growth dynamics:

Proj. Pop. Proj. HH Inc.

2004 Pop. Chg. ‘00-04 (%) Chg. ‘04-09 (%) Chg. ‘04-09 (%)

Cherokee 171,019 20.52 20.97 14.23

Forsyth 129,072 31.16 29.37 15.54

Paulding 102,516 25.51 25.09 12.52

Totals 402,607 25.20 24.71 14.21

Bibb 155,600 1.11 1.12 10.62

Jones 25,135 6.33 7.17 9.32

Houston 121,393 9.6 10.66 9.91

Totals 302,128 4.95 5.49 10.02

Wtd. Avg. 704,735 16.52 16.46 12.50

Improvement 402,607 10.97 2.48

Aggregate: Entire State of Georgia 7.43 8.37 11.54

Aggregate: National 4.09 4.84 11.02

NASDAQ: SBKC

Growth Opportunities – Expansion (cont'd)

- **SouthBank business mix/opportunities**



Allatoona Lake
Bells Ferry Rd
Little River
Sixes Rd
Holly Springs Pkwy
Canton Hwy
205
Towne Lake Pkwy
State Hwy 205
Kellogg Creek
Canton Hwy
State Hwy 205
5
Woodstock
Elementary
State Hwy 92
Alabama Rd
Green Rd
State Hwy 92
Alabama Rd
92
754
Trickum Rd
Color Legend
Exceptional
Strong
Moderate
Sub-Optimal
Weak

Consumer Growth Potential within 3 mile radius of main office
Source: BancIntelligence, Claritas

- Traditional commercial focus
- Very small retail presence
  - Approx. 700 retail deposit accounts
- Tremendous retail opportunity

NASDAQ: SBKC

19

Security Bank

SBKC Stock Highlights

Market cap. of $237 million $20 million follow-on offering – April 2004

676,200 shares or approx. 13% of outstanding shares 2/3 sold to institutions, 1/3 to retail in local market Average daily volume up 150% since offering

Joined Russell 2000 Index – May 2003 4 covering research analysts

Average estimates – 2005 - $2.44 (+13.5% vs. 2004)

– 2006 - $2.78 (+13.9% vs. 2005)

19% insider ownership, 13% institutional

NASDAQ: SBKC

CONCLUDING

REMARKS

NASDAQ: SBKC